UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 31, 2013

MAGNETEK, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10233	95-3917584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N49 W13650 Campbell Drive
Menomonee Falls, WI	53051
(Address of Principal Executive Offices)	(Zip Code)

(262) 783-3500
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure.

Magnetek, Inc. (the “Company”), announced that its chief executive officer, Peter McCormick, will make a presentation at InvestMNt 2013, a conference for institutional investors sponsored by the CFA Society of Minnesota. The presentation is scheduled to take place on Thursday, August 1, 2013, at 2:40 p.m. CDT at the University of St. Thomas' Schulze School of Entrepreneurship located on the Minneapolis campus. The presentation will be accompanied by a slide presentation in both hard copy and electronic format.  The slide presentation includes financial information relative to the Company's past performance, forward-looking statements for fiscal years 2013 through 2015, and an update on the Company's defined benefit pension plan. The slide presentation will be archived for replay for at least 90 days on the Investor Relations section of the Company's website at www.magnetek.com. Management will also participate in one-on-one meetings with investors during the conference.

The information in this Form 8-K report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by special reference in such filing.

The Company may, in the course of its financial presentations, earnings releases, earnings conference calls, and otherwise, publicly disclose certain numerical measures which are or may be considered "non-GAAP financial measures” under SEC Regulation G.  "GAAP" refers to generally accepted accounting principles in the United States.  Non-GAAP financial measures disclosed by management are provided as additional information to investors in order to provide them with an alternative method for assessing the Company's financial condition and operating results.  These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  The Company's presentation includes non-GAAP measures such as EBITDA and adjusted EBITDA.  EBITDA represents its GAAP results adjusted to exclude interest, taxes, depreciation and amortization.  Adjusted EBITDA represents EBITDA adjusted to exclude non-cash pension and stock compensation expenses.

A copy of the slide presentation is furnished as Exhibit 99.1

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Magnetek, Inc. Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 31, 2013

MAGNETEK, INC.

/s/ Marty J. Schwenner
By:	Marty J. Schwenner
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Magnetek, Inc. Investor Presentation